Exhibit 1.01

Radware Ltd.
Conflict Minerals Report
For The Year Ended December 31, 2014

This Conflict Minerals Report for the year ended December 31, 2014 (this "Report") has been prepared by Radware Ltd. (“Radware,” the “Company” or “we”) pursuant to Rule 13p-1(the "Rule") promulgated under the Securities Exchange Act of 1934, as amended, and Form SD thereunder. In accordance with the instructions to Form SD, this Report has not been audited by an independent private sector auditor.

The Rule was adopted by the Securities and Exchange Commission ("SEC") to implement reporting and disclosure requirements related to “conflict minerals” as directed by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Conflict minerals are defined by the SEC as columbite-tantalite (coltan), cassiterite, gold, wolframite, or their derivatives, which are limited to tantalum, tin, and tungsten (“conflict minerals” or “3TG”).

In general, if an SEC registrant, like Radware, has reason to believe that any of the conflict minerals in its supply chain may have originated in the Democratic Republic of the Congo (“DRC”) or an adjoining country (collectively referred to as the “Covered Countries”), or if the registrant is unable to determine the country of origin of those conflict minerals, then the registrant must exercise due diligence on the conflict minerals’ source and chain of custody, and submit a Conflict Minerals Report to the SEC that includes a description of those due diligence measures.

This Report relates to the process undertaken for Radware products that were manufactured or contracted to be manufactured, during calendar year 2014 and that may contain 3TG minerals.

A copy of this Report as well as the Form SD that we filed with the SEC is available on our website at http://www.radware.com/corporategovernance/conflictminerals/.

Unless otherwise defined herein, defined terms used in this Report have the meaning ascribed to such terms in the Rule and Form SD as well as SEC Release No. 34-67716 issued by the SEC on August 22, 2012.

Radware has provided information as of the date of this Report. Subsequent events, such as the inability or unwillingness of any suppliers, smelters or refiners to comply with Radware’s Conflict Minerals Policy, may affect Radware’s future determinations under Rule 13p-1.

1.	Overview

Company Overview

We are a leading provider of integrated application delivery and network security solutions, assuring availability, performance and security of business critical networked applications. We sell our products primarily to independent distributors, including value added resellers (VARs), original equipment manufacturers (OEMs) and system integrators, with most of our direct sales being to strategic customers.

For more information about Radware, please visit www.radware.com. The content of any website referred to in this Report is included for general information only and is not incorporated by reference herein.

Supply Chain

We conducted an analysis of our products and found that small quantities of 3TG could potentially be found in our products.

The products that we manufacture are highly complex, typically containing thousands of parts from many direct suppliers. In general, we primarily rely on third-party assembly and manufacturing vendors to provide our finished products and, in this respect, these vendors typically receive components and subassemblies included in our products from other suppliers and subcontractors.

We have relationships with a vast network of suppliers throughout the world and there are generally multiple tiers between the 3TG mines and our direct suppliers. Therefore, we must rely on our direct suppliers to cooperate with us and work with their own upstream suppliers or sub-contractors in order that they may provide us with accurate information about the origin of 3TG in the components we purchase from them. In particular, many of our supplier contracts have fixed durations and we cannot unilaterally impose new contract terms or flow-down requirements that would otherwise compel these suppliers to support our due diligence efforts with respect to 3TG content.

Efforts to Determine Mine or Location of Origin

We have determined that requesting our suppliers to complete the CMRT (as defined below) as well as following the steps described under Section 2 below (Due Diligence Process), represent our reasonable efforts to determine the mines or locations of origin of 3TG in our supply chain.

We developed a risk-based approach (pareto analysis) that focuses on all suppliers involved in the manufacture of the majority of our finished products that were shipped in 2014. We identified in total 285 relevant suppliers (the “Relevant Suppliers”) and engaged a third party data collection and software vendor to monitor the due diligence process and the gathering of information from all such Relevant Suppliers.

We sent letters to our Relevant Suppliers to explain the Rule and to refer them to online training materials and instructions. We solicited information from our Relevant Suppliers using the Conflict Minerals Reporting Template, an industry-standard template for conflict mineral reporting developed by the Conflict-Free Sourcing Initiative (the "CMRT"). We reviewed the responses that we received and followed up on what we perceived as inconsistent, incomplete, or inaccurate responses, as well as  sent reminders to suppliers who did not respond to our requests for information.

Currently, we do not have sufficient information from our suppliers to determine the country of origin of the conflict minerals used in our products or the facilities used to process those conflict minerals. Therefore, we cannot exclude the possibility that some of these conflict minerals may have originated in Covered Countries and are not from recycled or scrap sources.

2.	Due Diligence Process

2.1	Design of Due Diligence

Our due diligence measures have been designed to conform, in all material respects, with the due diligence framework presented by The Organisation for Economic Co-operation and Development (OECD) in the publication OECD (2013) Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas: Second Edition, OECD Publishing (OECD Guidance) and the related Supplements for gold and for tin, tantalum and tungsten.

2.2	Due Diligence Performed

2.2.1	Establish Strong Management Systems

Corporate Policy

We have adopted a conflict minerals policy (our "Policy" or our "Conflict Minerals Policy") which is publicly available on our website at http://www.radware.com/corporategovernance/conflictminerals/.

Internal Team

We have established a management system to support supply chain due diligence related to 3TG. Our management system includes an executive steering committee headed by the Company’s VP Finance, and a team of subject matter experts from functions such as supplier management, engineering, finance and law.

Control systems

We adopted, and communicated to our suppliers and to the public through our website and direct letters, our Policy for the supply chain of minerals originating from conflict affected and high-risk areas.

During 2014, we reviewed our internal and external communication plan from 2013 and updated it as we deemed required.

Controls include a company-wide code of conduct that outlines expected behaviors for all our employees and as we enter into new supply contracts or renew existing supply contracts, we are requesting to add a conflict minerals contract clause that requires suppliers to provide us with information about the source of 3TG and smelters.

Grievance Mechanism

Our Conflict Minerals Policy is available to the public on our website and provides the contact details for reporting concerns or questions regarding the policy, or violations thereof and suppliers and other external parties are encouraged to contact their regular sourcing channel if they wish to seek guidance on the application of this approach, or if they wish to report a suspected abuse.

Maintain records

We maintain data records in our third party vendor’s Conflict Minerals Reporting Dashboard Software. The CMR Dashboard stores current and former CMRT’s forms from suppliers to maintain traceability.

Supplier Engagement

We requested that all Relevant Suppliers provide information to us regarding 3TG and smelters using the CMRT.

We maintain an electronic portal which directs suppliers to resources related to Conflict Minerals, including FAQs from the U.S. Securities and Exchange Commission.

We deployed a Conflict Minerals webpage during the second quarter of 2014 to host the CMRT, our conflict minerals policy and our conflict minerals reports along with their related Form SD.

We have also engaged a third party data collection and software vendor, to provide training and outreach to suppliers, as well as to conduct, collect, validate and archive supplier responses.

2.2.2	Identify and assess risk in the supply chain

We identified and assessed two primary risks in our supply chain relating to our suppliers:

•	The risk of not receiving on time accurate information from the suppliers with respect to their sourcing of Conflict Minerals.

•	The risk of not being able to replace a supplier, should we determine that there exists a risk of the supplier sourcing Conflict Minerals from sources that contribute to human rights abuses.

The result of such risk assessment was the segmentation of our Relevant Suppliers into 3 levels of risks: high, medium and low which assisted us with our risk mitigation efforts.

We rely on these Relevant Suppliers, whose components contain 3TG, to provide us with information about the source of conflict minerals contained in the components supplied to us. Our Relevant Suppliers are similarly reliant upon information provided by their suppliers.

2.2.3	Design and Implement a Strategy to Respond to Risks

•
We reviewed the responses that we received and followed up on what we perceived to be inconsistent, incomplete, or inaccurate responses, as well as sent reminders to Relevant Suppliers who did not respond to our requests for information.

•	We sent follow up letters to non-responding Relevant Suppliers and to Relevant Suppliers who declared they are sourcing conflict minerals from Covered Countries.
•	Relevant senior management is briefed about our due diligence efforts, risk analysis results and mitigation efforts on a regular basis.

2.2.4	Carry out Independent Third Party Audit of Smelters/Refiners Due Diligence Practices

Will rely on industry-wide initiatives, such as the Conflict-Free Sourcing Initiative, to conduct risk assessment at the upstream level.

2.2.5	Report on supply chain due diligence

This Conflict Minerals Report is available on our website http://www.radware.com/corporategovernance/conflictminerals/ and is filed with the SEC.

3.	Results of Assessment

Based on information provided by Radware’s Relevant Suppliers as well as by CFSI, the results of our due diligence investigation as of the date of this Report are as follows:

•	we were successful in approaching all Relevant Suppliers.

•
Out of the 285 Relevant Suppliers, 208 Relevant Suppliers, which represent 72.98% of our 285 Relevant Suppliers, returned each their CMRT and each such CMRT has been uploaded into the CMR Dashboard of our third party provider.

•	Out of the 208 Relevant Suppliers who returned their CMRT’s:

o	31 Relevant Suppliers have been classified as “Not from DRC”, which generally means that these suppliers were sourcing minerals from countries other than the Covered Countries;
o
11 Relevant Suppliers have been classified as “DRC conflict free”, which generally means that  the 3TG minerals being used in the products provided by these Relevant Suppliers to Radware originate from Covered Countries but the smelters are approved by the CFSI Conflict Free Smelter Program;

o
21 Relevant Suppliers have been classified as “Free no 3TG”, which generally means that 3TG minerals are not necessary for the functionality or production of the products provided by these Relevant Suppliers;

o
37 Relevant Suppliers have been classified as “Undetermined not from DRC”, which generally means that, as of the date of this Report, the 3TG being used in the products supplied to Radware by these manufacturers do not originate from Covered Countries but such Relevant Suppliers have not yet concluded their due diligence process so this determination can potentially change (and our due diligence for these Relevant Suppliers is still ongoing); and

o
108 Relevant Suppliers have been classified as “Undetermined from DRC”, which generally means that, as of the date of this Report, such Relevant Suppliers discovered that 3TG they use in the products they provide Radware originate from Covered Countries and the smelters are approved by the CFSI program, but such Relevant Suppliers have not yet concluded their due diligence process so this determination can potentially change (and our due diligence for these Relevant Suppliers is still ongoing).

•	At least 29% of our Relevant Suppliers are also SEC registrants and subject to the Rule.

•	Approximately 80% of the responses received provided data at a company or divisional level. All of the remaining Relevant Suppliers declared that information was provided at a product level.

•	68% of our Relevant Suppliers have, so far, provided a list of smelters used to process 3TG contained in the components supplied to all of their customers.

•	Approximately 72% of our Relevant Suppliers confirmed to us that they adopted a program consistent with the OECD Guidance.

Based on the information provided by Radware’s Relevant Suppliers as well as by CFSI, Radware believes that the facilities that may have been used to process the conflict minerals in Radware’s products include the smelters and refiners listed in Annex I below.

Based on the information provided by Radware’s Relevant Suppliers as well as by CFSI, Radware believes that the countries of origin of the conflict minerals contained in its products include the countries listed in Annex II below.

The information gathered from our suppliers is not on a continuous, real-time basis.

Radware can only provide reasonable, not absolute, assurance regarding the source and chain of custody of the necessary conflict minerals, since the information comes primarily from direct and secondary suppliers as well as from independent third party audit programs.

Based on due diligence efforts described in this Report and the results thereof (thus far), Radware does not have sufficient information to conclusively determine the countries of origin of 3TG minerals in its products or whether 3TG minerals in its products are from recycled or scrap sources.

4.	Steps to be taken to mitigate risk

We intend taking the following steps to improve the due diligence conducted to further mitigate the risk that the 3TG in our products finance or benefit armed groups in the Covered Countries:

•
As described in our Conflict Minerals Policy, to the extent we have reason to believe that any of our suppliers who are supplying us with 3TG, receive such minerals from sources that may support conflict in the DRC or any adjoining country, we will encourage such suppliers to establish an alternative source of 3TG that does not support such conflict, as provided in the OECD Guidance.

•	Continue to conduct and report annually on supply chain due diligence for the applicable conflict minerals.
•	Continue to include or attempt to include a conflict minerals flow-down clause in new or renewed supplier contracts.
•
Continue to direct our suppliers through our website and direct communications to information and training resources to attempt to increase the response rate and improve the content of the supplier survey responses.

•	Once validated smelter lists are available, suppliers will be requested to procure materials only through validated smelters and to take mitigating actions in case they do not.
•	Maintain traceability data as reasonably sufficient to allow review of past years.
•	Continue to validate supplier responses using information collected via independent conflict free smelter validation programs, such as the Conflict-Free Sourcing Initiative.
•	Continue to engage in regular ongoing risk assessment through our suppliers’ annual data submissions.
•	Respond to risks based on the level of risk of the Relevant Supplier according to the segmentation we performed in the step described in Section 2.2.2 above.

Annex I – List of Smelters

Metal	Smelter Name	Smelter Country
Gold	All of Au in China sources is come from (SGE) Shanghai Gold Exchange.	CHINA
Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA
Gold	CHALCO Yunnan Copper Co. Ltd.	CHINA
Gold	China Golddeal	CHINA
Gold	Gold and silver refining strokes Ltd.	CHINA
Gold	Honorable Hardware Craft Product Limited Company	CHINA
Gold	Jinlong Copper Co., Ltd.	CHINA
Gold	Kanfort Industrial (Yantai) Co. Ltd. China	CHINA
Gold	Lingao Gold	CHINA
Gold	Sanmenxia R&D Co., Ltd.	CHINA
Gold	Shandong Tiancheng Biological Gold Industrial Co. Ltd.	CHINA
Gold	ShanDong Zhaojin Au/Ag mining Gourp Company., Limited	CHINA
Gold	Shang Hai Gold Exchange	CHINA
Gold	Shanghai Gold Exchange (SGE)	CHINA
Gold	Suzhou Xinrui Noble metal material co.ltd	CHINA
Gold	Taizhou Delta Electronics Co., Ltd.	CHINA
Gold	Tiancheng Chemical	CHINA
Gold	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA
Gold	Yunnan Metallurgical Group Co., Ltd	CHINA
Gold	Zhao Yun Jin Kuang	CHINA
Gold	Zhejiang Sui Jingui Pioneer Metals Corporation	CHINA
Gold	Timah Company	INDONESIA
Gold	FAGGI ENRICO SPA	ITALY
Gold	Hisikari Mine	JAPAN
Gold	Senju Metal Industry Co., Ltd.	JAPAN
Gold	LG-Nikko Copper Inc.	KOREA, REPUBLIC OF
Gold	Malaysian Electronics Materials Sdn Bhd	MALAYSIA
Gold	Metalor Technologies (Sweden) AB	SWEDEN
Gold	Hon Shen Co., Ltd.	TAIWAN
Gold	Super Dragon technology Co., Ltd	TAIWAN
Gold	ASARCO	UNITED STATES
Gold	Ferro Corporation	UNITED STATES
Gold	Heraeus Precious Metals North America	UNITED STATES
Gold	UYEMURA	UNITED STATES
Gold	Advanced Chemical Company	UNITED STATES

Gold	Aida Chemical Industries Co. Ltd.	JAPAN
Gold	Allgemeine Gold- und Silberscheideanstalt A.G.	GERMANY
Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN
Gold	AngloGold Ashanti Córrego do Sítio Minerção	BRAZIL
Gold	Argor Heraeus SA	SWITZERLAND
Gold	Asahi Pretec Corporation	JAPAN
Gold	Asaka Riken Co Ltd	JAPAN
Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY
Gold	Aurubis AG	GERMANY
Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES
Gold	Bauer Walser AG	GERMANY
Gold	Boliden AB	SWEDEN
Gold	C. Hafner GmbH + Co. KG	GERMANY
Gold	Caridad	MEXICO
Gold	CCR Refinery – Glencore Canada Corporation	CANADA
Gold	Cendres & Métaux SA	SWITZERLAND
Gold	Yunnan Copper Industry Co Ltd	CHINA
Gold	Chimet S.p.A.	ITALY
Gold	China National Gold Group Corporation	CHINA
Gold	Chugai Mining	JAPAN
Gold	Colt Refining	UNITED STATES
Gold	Daejin Indus Co. Ltd	KOREA, REPUBLIC OF
Gold	DaeryongENC	KOREA, REPUBLIC OF
Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA
Gold	Do Sung Corporation	KOREA, REPUBLIC OF
Gold	Doduco	GERMANY
Gold	Dowa	JAPAN
Gold	Eco-System Recycling Co., Ltd.	JAPAN
Gold	FSE Novosibirsk Refinery	RUSSIAN FEDERATION
Gold	Gansu Seemine Material Hi-Tech Co Ltd	CHINA
Gold	Yantai Guodasafina High-Tech Environmental Refinery Co. Ltd.	CHINA
Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA
Gold	Heimerle & Meule	GERMANY
Gold	Heraeus Ltd Hong Kong	HONG KONG
Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY
Gold	Hunan Chenzhou Mining Group Co., Ltd.	CHINA
Gold	Hwasung CJ Co. Ltd	KOREA, REPUBLIC OF

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Company Limited	CHINA
Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN
Gold	Istanbul Gold Refinery	TURKEY
Gold	Japan Mint	JAPAN
Gold	JCC	CHINA
Gold	Johnson Matthey Inc	UNITED STATES
Gold	Johnson Matthey Limited	CANADA
Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION
Gold	JSC Uralectromed	RUSSIAN FEDERATION
Gold	JX Nippon Mining & Metals Co., Ltd	JAPAN
Gold	Yantai Zhaojin Lai Fuk Precious Metals Ltd	CHINA
Gold	Kazzinc Ltd	KAZAKHSTAN
Gold	Kennecott Utah Copper LLC	UNITED STATES
Gold	Kojima Chemicals Co. Ltd	JAPAN
Gold	Korea Metal Co. Ltd	KOREA, REPUBLIC OF
Gold	Kyrgyzaltyn JSC	KYRGYZSTAN
Gold	L' azurde Company For Jewelry	SAUDI ARABIA
Gold	Lingbao Jinyuan Tonghui Refinery Co. Ltd.	CHINA
Gold	LS-Nikko Copper Inc	KOREA, REPUBLIC OF
Gold	Luoyang Zijin Yinhui Metal Smelt Co Ltd	CHINA
Gold	Materion	UNITED STATES
Gold	Matsuda Sangyo Co. Ltd	JAPAN
Gold	Metalor Technologies Ltd. (Suzhou)	CHINA
Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG
Gold	Metalor Technologies (Singapore) Pte. Ltd.	SINGAPORE
Gold	Metalor Technologies SA	SWITZERLAND
Gold	Metalor USA Refining Corporation	UNITED STATES
Gold	Met-Mex Peñoles, S.A.	MEXICO
Gold	Mitsubishi Materials Corporation	JAPAN
Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN
Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION
Gold	Nadir Metal Rafineri San. Ve Tic. A.?.	TURKEY
Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN
Gold	Nihon Material Co. LTD	JAPAN
Gold	Ohio Precious Metals LLC.	UNITED STATES
Gold	Ohura Precious Metal Industry Co., Ltd	JAPAN

Gold	OJSC Krastvetmett	RUSSIAN FEDERATION
Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION
Gold	PAMP SA	SWITZERLAND
Gold	Penglai Penggang Gold Industry Co Ltd	CHINA
Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION
Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA
Gold	PX Précinox SA	SWITZERLAND
Gold	Rand Refinery (Pty) Ltd	SOUTH AFRICA
Gold	Royal Canadian Mint	CANADA
Gold	Sabin	UNITED STATES
Gold	SAMWON METALS Corp.	KOREA, REPUBLIC OF
Gold	Schone Edelmetaal	NETHERLANDS
Gold	SEMPSA Joyeria Plateria SA	SPAIN
Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd	CHINA
Gold	So Accurate Group, Inc.	UNITED STATES
Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION
Gold	Solar Applied Materials Technology Corp.	TAIWAN
Gold	Sumitomo Metal Mining Co. Ltd.	JAPAN
Gold	Tai zhou chang san Jiao electron Co.,Ltd	CHINA
Gold	Tanaka Kikinzoku Kogyo K.K	Japan
Gold	Technic Inc	UNITED STATES
Gold	The Great Wall Gold and Silver Refinery of China	CHINA
Gold	The Refinery of Shandong Gold Mining Co. Ltd	CHINA
Gold	Tokuriki Honten Co. Ltd	JAPAN
Gold	Tongling nonferrous Metals Group Co.,Ltd	CHINA
Gold	Torecom	KOREA, REPUBLIC OF
Gold	Umicore Brasil Ltda	BRAZIL
Gold	Umicore SA Business Unit Precious Metals Refining	BELGIUM
Gold	United Precious Metal Refining, Inc.	UNITED STATES
Gold	Valcambi SA	SWITZERLAND
Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA
Gold	YAMAMOTO PRECIOUS METAL CO., LTD.	JAPAN
Gold	Yokohama Metal Co Ltd	JAPAN
Gold	Zhongshan Public Security Bureau, Guangdong Province ,China	CHINA
Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA
Gold	Zijin Mining Group Co. Ltd	CHINA

Gold	Guangdong Jinding Gold Limited	CHINA
Gold	Umicore Precious Metals Thailand	THAILAND
Gold	AGR Matthey	AUSTRALIA
Gold	ANZ Banking	AUSTRALIA
Gold	Heesung Metal Ltd	AUSTRALIA
Gold	Perth Mint	AUSTRALIA
Gold	Williams Gold Refining Company	CANADA
Gold	Codelco	CHILE
Gold	Acade Metals Co.,LTD	CHINA
Gold	Acade Noble Metal (Zhao Yuan) Corporation	CHINA
Gold	Academy Precious Metals (China) Co., Ltd.	CHINA
Gold	Anhui Tongling non-ferrous Pioneer Metals Corporation	CHINA
Gold	China Sino-Platinum Metals Co.,Ltd	CHINA
Gold	Chinese Government	CHINA
Gold	Dong'guan Dong wu Violent-toxic Chemical Products Co., Ltd.	CHINA
Gold	Dongguan Dongxu Metal Surface Hanlde Co Ltd	CHINA
Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA
Gold	Dongguanshi Sutande Dianzi Cailiao Youxiangongsi	CHINA
Gold	ECHEMEMI ENTERPRISE CORP.(FUTURES EXCHANGE)	CHINA
Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA
Gold	Gold Mining in Shandong (Laizhou) Limited Company	CHINA
Gold	Guandong Jinding Material co., Ltd.	CHINA
Gold	Guangdong MingFa Precious Metal Co.,Ltd	CHINA
Gold	Henan Zhongyuan Refinery & Henan San Men Xia	CHINA
Gold	henan middle plain smelt	CHINA
Gold	Henan Province Sanmenxia City Gold Smelter	CHINA
Gold	Henan Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA
Gold	Henan Zhongyuan Gold Smelter Co., Ltd.	CHINA
Gold	Heraeus (zhaoyuan)Precious Metal Materials Co.,Ltd.	CHINA
Gold	Heraeus Zhaoyuan Changshu Electronic Material Co.,Ltd	CHINA
Gold	HERAEUS ZHAOYUAN PRECIOU METAL MATERIALS CO.,LTD	CHINA
Gold	Jiangsu Sue large special chemical reagent Co., LTD	CHINA
Gold	Jin Jinyin refining company limited	CHINA
Gold	JinBao Electronic Co.,Ltd.	CHINA
Gold	Jinfeng Gold Mine Smelter	CHINA
Gold	Johnson Matthey HongKong Ltd.	CHINA
Gold	Kunshan Jinli chemical industry reagents co.,Ltd.	CHINA
Gold	Lian Xing Plating Factory	CHINA
Gold	Mitsui & Co. Precious Metals Inc. Hong Kong Branch	CHINA
Gold	Ningbo Kangqiang	CHINA

Gold	REFINERY OF SHANDONG GOLD MINING CO.,LTD	CHINA
Gold	Shan Dong Huangjin	CHINA
Gold	Shandon Jin Jinyin Refining Limited	CHINA
Gold	Shandong Zhaojinlifu	CHINA
Gold	Shangdong zhaoyuanzhaojin Company	CHINA
Gold	Shen Zhen Thousand Island Ltd.	CHINA
Gold	Shenzhen fujun material technology co.,ltd	CHINA
Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA
Gold	SHENZHEN TIANCHENG CHEMICAL CO LTD	CHINA
Gold	SHENZHEN ZHENGTIIANWEI TECHNDLOGZES.CO.LIMITED	CHINA
Gold	TAIZHOU CHANGSANJIAO CO.,LTD	CHINA
Gold	Tai'zhou City Yangtze River Delta Electron Ltd.	CHINA
Gold	Wuxi Middle Treasures Materials	CHINA
Gold	Yantai Zhaojin Kanfort Precious Metals Co., Ltd.	CHINA
Gold	yantai zhaojin lifu precious melals ltd.co (limited company)	CHINA
Gold	Yantai Zhaojinlifu Expensive Metal Co. LTD	CHINA
Gold	Yueqing Chemical & Light Industry & Building Materials Co., Ltd.	CHINA
Gold	Yunnan Tin Company Limited	CHINA
Gold	Zhao yuan gold smelter of ZhongJin gold corporation	CHINA
Gold	Zhaojin Gold Argentine Refining Company Limited	CHINA
Gold	Zhaojin Group&Gold Mineral China Co., Ltd.	CHINA
Gold	Zhaojin Mining Industry CO.,ltd	CHINA
Gold	Zhaojin refining	CHINA
Gold	Zhaoyuan Gold mine	CHINA
Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA
Gold	Zhongjin Gold CO.,LTD.	CHINA
Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA
Gold	Zijin Kuang Ye Refinery	CHINA
Gold	ESG Edelmetallservice GmbH & Co. KG	GERMANY
Gold	LBMA	GERMANY
Gold	Umicore Galvanotechnik GmbH	GERMANY
Gold	W.C. Heraeus GmbH	GERMANY
Gold	Cheong Hing	HONG KONG
Gold	Heraeus	HONG KONG
Gold	Scotia Mocatta	HONG KONG
Gold	Standard Bank	HONG KONG
Gold	Uniforce Metal Industrial Corp.	HONG KONG
Gold	THE HUTTI GOLD MINES CO.LTD	INDIA
Gold	rui sheng	INDONESIA
Gold	C.Uyemura & CO,.LTD	JAPAN
Gold	Harima Smelter	JAPAN

Gold	Japan Pure Chemical	JAPAN
Gold	Kosak Seiren	JAPAN
Gold	KYOCERA	JAPAN
Gold	Morigin Company	JAPAN
Gold	N.E.Chemcat Corporation	JAPAN
Gold	Natsuda Sangyo Co., Ltd	JAPAN
Gold	Neomax Hitachi	JAPAN
Gold	Niihama Nickel Refinery	JAPAN
Gold	Nippon Micrometal Corporation	JAPAN
Gold	Nippon Mining & Mtetals	JAPAN
Gold	Pan Pacific Copper Co Ltd.,	JAPAN
Gold	SHINKO ELECTRIC INDUSTRIES CO., LTD.	JAPAN
Gold	Sojitz	JAPAN
Gold	Sumisho	JAPAN
Gold	Tokuriki Tokyo Melters Assayers	JAPAN
Gold	Toyo Smelter & Refinery, Japan	JAPAN
Gold	Central Bank of the DPR of Korea	KOREA, REPUBLIC OF
Gold	Dosung metal	KOREA, REPUBLIC OF
Gold	Heesung Catalysts Corp.	KOREA, REPUBLIC OF
Gold	MK electron	KOREA, REPUBLIC OF
Gold	Samduck Precious Metals	KOREA, REPUBLIC OF
Gold	SD(Samdok) Metal	KOREA, REPUBLIC OF
Gold	Sewon Korea	KOREA, REPUBLIC OF
Gold	Yoo Chang Metal	KOREA, REPUBLIC OF
Gold	La Caridad	MEXICO
Gold	JSC "Aurat"	RUSSIAN FEDERATION
Gold	Rohm & Haas Elec. Mat'ls	SINGAPORE
Gold	AngloGold Ashanti Minercao Ltd	SOUTH AFRICA
Gold	Harmony Gold Refinery	SOUTH AFRICA
Gold	Cookson Group	SPAIN
Gold	Cooson Sempsa	SPAIN
Gold	UBS AG	SWITZERLAND
Gold	Chernan Technology co., ltd	TAIWAN
Gold	E-Chem Enterprise Corp	TAIWAN
Gold	Hon Hai	TAIWAN
Gold	HonHai Precision Co., Ltd.	TAIWAN
Gold	Jia Lung Corp	TAIWAN

Gold	ATAkulche	TURKEY
Gold	LONDON BULLION MARKET ASSOCIATION	UNITED KINGDOM
Gold	Heraeus Group	UNITED STATES
Gold	Jhonson Mattehey	UNITED STATES
Gold	JM USA	UNITED STATES
Gold	Metalor - North attleboro/ME	UNITED STATES
Gold	PM Sales Inc.	UNITED STATES
Gold	ScotiaMocatta, The Bank of Nova Scotia	UNITED STATES
Gold	United Refining	UNITED STATES
Gold	Williams Bufalo	UNITED STATES
Gold	Williams/ Williams Brewster	UNITED STATES
Tantalum	CIF	BRAZIL
Tantalum	Fujian Nanping	CHINA
Tantalum	Ethiopian Minerals Development Share Company	ETHIOPIA
Tantalum	Metal Do	JAPAN
Tantalum	A&M Minerals Ltd.	UNITED KINGDOM
Tantalum	Gannon & Scott	UNITED STATES
Tantalum	Talley Metals	UNITED STATES
Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA
Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA
Tantalum	Duoluoshan	CHINA
Tantalum	Exotech Inc.	UNITED STATES
Tantalum	F&X	CHINA
Tantalum	Global Advanced Metals	UNITED STATES
Tantalum	Guangdong Zhiyuan New Material Co., Ltd	CHINA
Tantalum	H.C. Starck GmbH	GERMANY
Tantalum	Hi-Temp	UNITED STATES
Tantalum	JiuJiang JinXin Nonferrous Metals Co. Ltd.	CHINA
Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA
Tantalum	King-Tan Tantalum Industry Ltd	CHINA
Tantalum	LMS Brasil S.A.	BRAZIL
Tantalum	Metallurgical Products India (Pvt.) Ltd.	INDIA

Tantalum	Mineração Taboca S.A	BRAZIL
Tantalum	Mitsui Mining & Smelting	JAPAN
Tantalum	Molycorp Silmet	ESTONIA
Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA
Tantalum	Plansee	AUSTRIA
Tantalum	QuantumClean	UNITED STATES
Tantalum	RFH Tantalum Smeltry Co., Ltd	CHINA
Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA
Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION
Tantalum	Taki Chemicals	JAPAN
Tantalum	Tantalite Resources	SOUTH AFRICA
Tantalum	Telex	UNITED STATES
Tantalum	Ulba	KAZAKHSTAN
Tantalum	Zhuzhou Cement Carbide	CHINA
Tantalum	Yichun Jin Yang Rare Metal Co., Ltd	CHINA
Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd	CHINA
Tantalum	KEMET Blue Metals	MEXICO
Tantalum	Plansee SE Liezen	AUSTRIA
Tantalum	H.C. Starck Co., Ltd.	THAILAND
Tantalum	H.C. Starck GmbH Goslar	GERMANY
Tantalum	H.C. Starck GmbH Laufenburg	GERMANY
Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY
Tantalum	H.C. Starck Inc.	UNITED STATES
Tantalum	H.C. Starck Ltd.	JAPAN
Tantalum	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tantalum	Plansee SE Reutte	AUSTRIA
Tantalum	Global Advanced Metals Boyertown	UNITED STATES
Tantalum	Global Advanced Metals Aizu	JAPAN
Tantalum	KEMET Blue Powder	UNITED STATES
Tantalum	China Shenzhen Morgan Sputtering Targets & Technology Co.,Ltd.	CHINA
Tantalum	Jiangxi Yichun	CHINA
Tantalum	Nantong Tongjie Electrical Co., Ltd.	CHINA
Tantalum	NTET, Thailand	THAILAND
Tantalum	Niotan	UNITED STATES
Tantalum	Fombell	USA
Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL
Tin	COOPERMETAL - Cooperativa Metalúrgica de Rondônia Ltda.	BRAZIL

Tin	IBF IND Brasileira de Ferrolligas Ltda	BRAZIL
Tin	ANCHEN SOLDER TIN PRODUCTS CO.,LTD	CHINA
Tin	China Tin Smelter Co., Ltd.	CHINA
Tin	China Yunnan Gejiu Nonferrous Electrolysis Company	CHINA
Tin	Cookson Alpha Metals (Shenzhen) Co., Ltd.	CHINA
Tin	Dongguan lason metel materials co,.ltd	CHINA
Tin	Fortune Metal Factory	CHINA
Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA
Tin	Guangdong Anson tin products Manufacturing Co., Ltd.	CHINA
Tin	Guangxi Zhongshan Gold Bell Smelting Corp	CHINA
Tin	High Quality Technology Co.,Ltd	CHINA
Tin	Hop hing electroplating Company Zhejiang	CHINA
Tin	Huizhou Taiwan Electronic Component Limited Company	CHINA
Tin	Hunan Chang Ning Great Wall	CHINA
Tin	Kaimeng (Geiju) Industry and Trade Co., Ltd.	CHINA
Tin	Laibin Huaxi Smelterring Co.,Ltd	CHINA
Tin	Metallic Materials Branch of Guangxi China Tin Group Co.,Ltd.	CHINA
Tin	Shang you xin mao Tin Company Ltd	CHINA
Tin	Shenzhen City Jin Chun Tin Co., Ltd.	CHINA
Tin	Talcang City Nankang Metal Materila Co., Ltd	CHINA
Tin	TONGDING METALLIC MATERIAL CO.LTD	CHINA
Tin	TONGXIN	CHINA
Tin	Xiamen Hongfa	CHINA
Tin	XINQIAN	CHINA
Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA
Tin	Yifeng Tin Industry Co., Ltd	CHINA
Tin	Yun Xi Group	CHINA
Tin	KOVOHUTĚ PŘÍBRAM NÁSTUPNICKÁ, A.S.	CZECH REPUBLIC
Tin	5N Plus	GERMANY
Tin	Enthone GnBH, Germany	GERMANY
Tin	Feinhütte Halsbrücke GmbH	GERMANY
Tin	Heraeus Germany	GERMANY
Tin	Heraeus Materials Technology GmbH&Co.KG	GERMANY
Tin	(BML) PT BilliTin Makmur Lestari	INDONESIA
Tin	INDONESIA SMELTING CORPORATION BERHAD	INDONESIA
Tin	PT Banka Kudai Tin	INDONESIA
Tin	PT. CITRALOGAM ALPHASEJAHTERA	INDONESIA
Tin	Chofu works	JAPAN
Tin	Kobe Steel, Ltd.	JAPAN
Tin	Mitsubishi Electric Metecs, Co., Ltd.	JAPAN
Tin	Nihon Kagaku Sangyo Co., Ltd.	JAPAN

Tin	Nippon Filler Metals	JAPAN
Tin	Senju Metal Industry Co. (SMIC)	JAPAN
Tin	Tamura	JAPAN
Tin	Heesung Metal Ltd.	KOREA, REPUBLIC OF
Tin	Sanhwa Non-Ferrous Metal Ind. Co., Ltd.	KOREA, REPUBLIC OF
Tin	Metahub Industries Sdn. Bhd.	MALAYSIA
Tin	Shenmao Technology Inc.	MALAYSIA
Tin	Misue Tin Smelter and Refinery	PERU
Tin	SA Minsur	PERU
Tin	O.M. Manufacturing Phils. Inc.	PHILIPPINES
Tin	Standard Sp z o.o.	POLAND
Tin	Pure Technology	RUSSIAN FEDERATION
Tin	Electro.oy Metal Pte.	SINGAPORE
Tin	HERAEUS	SINGAPORE
Tin	Medeko CAST	SLOVAKIA (Slovak Republic)
Tin	Chernan Technology	TAIWAN
Tin	Well-Lin Enterprise Co., Ltd.	TAIWAN
Tin	Fuji Metal Mining	THAILAND
Tin	5N PLUS	UNITED KINGDOM
Tin	Amalgamated Metal Corporation PLC	UNITED KINGDOM
Tin	Amalgamet	UNITED STATES
Tin	Aurubis AG	UNITED STATES
Tin	NGHE TIN NON-FERROUS METAL COMPANY	VIET NAM
Tin	China Rare Metal Materials Company	CHINA
Tin	CNMC (Guangxi) PGMA Co. Ltd.	CHINA
Tin	Alpha	UNITED STATES
Tin	Cooper Santa	BRAZIL
Tin	CV Gita Pesona	INDONESIA
Tin	CV JusTindo	INDONESIA
Tin	CV Makmur Jaya	INDONESIA
Tin	CV Nurjanah	INDONESIA
Tin	CV Serumpun Sebalai	INDONESIA
Tin	CV United Smelting	INDONESIA
Tin	Dowa	JAPAN
Tin	EM Vinto	BOLIVIA
Tin	Estanho de Rondônia S.A.	BRAZIL

Tin	Fenix Metals	POLAND
Tin	Gejiu Non-FerrousMetal Processing Co.Ltd.	CHINA
Tin	Gejiu Zi-Li	CHINA
Tin	Guangxi Huaxi Group Co.,Ltd	CHINA
Tin	Huichang Jinshunda Tin Co. Ltd	CHINA
Tin	Jiangxi Nanshan	CHINA
Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA
Tin	Linwu Xianggui Smelter Co	CHINA
Tin	China Tin Group Co., Ltd.	CHINA
Tin	Malaysia Smelting Corp	MALAYSIA
Tin	Metallic Resources Inc	UNITED STATES
Tin	Metallo Chimique	BELGIUM
Tin	Mineração Taboca S.A.	BRAZIL
Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA
Tin	Minsur	PERU
Tin	Mitsubishi Materials Corporation	JAPAN
Tin	Jia Tian	CHINA
Tin	Nathan Trotter & Co.,Inc.	UNITED STATES
Tin	Novosibirsk Integrated Tin Works	RUSSIAN FEDERATION
Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND
Tin	OMSA	BOLIVIA
Tin	PT Alam Lestari Kencana	INDONESIA
Tin	PT Artha Cipta Langgeng	INDONESIA
Tin	PT Babel Inti Perkasa	INDONESIA
Tin	PT Babel Surya Alam Lestari	INDONESIA
Tin	PT Bangka Kudai Tin	INDONESIA
Tin	PT Bangka Putra Karya	INDONESIA
Tin	PT Bangka Timah Utama Sejahtera	INDONESIA
Tin	PT Bangka Tin Industry	INDONESIA
Tin	PT Belitung Industri Sejahtera	INDONESIA
Tin	PT BilliTin Makmur Lestari	INDONESIA
Tin	PT Bukit Timah	INDONESIA
Tin	PT DS Jaya Abadi	INDONESIA
Tin	PT Eunindo Usaha Mandiri	INDONESIA
Tin	PT Fang Di MulTindo	INDONESIA
Tin	PT HP Metals Indonesia	INDONESIA
Tin	PT Karimun Mining	INDONESIA
Tin	PT Koba Tin	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Panca Mega Persada	INDONESIA
Tin	PT Prima Timah Utama	INDONESIA
Tin	PT REFINED BANGKA TIN	INDONESIA

Tin	PT Sariwiguna Binasentosa	INDONESIA
Tin	PT Seirama Tin investment	INDONESIA
Tin	PT Stanindo Inti Perkasa	INDONESIA
Tin	PT Sumber Jaya Indah	INDONESIA
Tin	PT Supra Sukses Trinusa	INDONESIA
Tin	PT Tambang Timah	INDONESIA
Tin	PT Timah	INDONESIA
Tin	PT Pelat Timah Nusantara Tbk	INDONESIA
Tin	PT Tinindo Inter Nusa	INDONESIA
Tin	PT Tommy Utama	INDONESIA
Tin	PT Yinchendo Mining Industry	INDONESIA
Tin	Rui Da Hung	TAIWAN
Tin	Samhwa Non-Ferrous Metal. Inc Co.,Ltd	KOREA, REPUBLIC OF
Tin	Soft Metais, Ltda.	BRAZIL
Tin	Thaisarco Thailand Smelting and Refining Co. Ltd.	THAILAND
Tin	Tongding Metal Material Co.,Ltd.	CHINA
Tin	White Solder Metalurgia	BRAZIL
Tin	Wilhelm Westmetall	GERMANY
Tin	Yunnan Chengfeng	CHINA
Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA
Tin	Smelting Branch of Yunnan Tin Company Limited	CHINA
Tin	Gejiu YunXin Colored Electrolysis Ltd	CHINA
Tin	Magnu's Minerais Metais e Ligas LTDA	BRAZIL
Tin	Melt Metais e Ligas S/A	BRAZIL
Tin	PT ATD Makmur Mandiri Jaya	INDONESIA
Tin	ABC	ALGERIA
Tin	Eximetal S.A.	ARGENTINA
Tin	Ausmelt Limited	AUSTRALIA
Tin	TENNANT METAL PTY LTD.	AUSTRALIA
Tin	Plansee Group	AUSTRIA
Tin	Jean Goldschmidt International	BELGIUM
Tin	Umicore Haboken	BELGIUM
Tin	Complejo Metalurgico Vinto S.A.	BOLIVIA
Tin	Elmet S.A. de C.V.	BOLIVIA
Tin	ENAF	BOLIVIA
Tin	Operaciones Metalurgica S.A.	BOLIVIA
Tin	Oxbow Metales de Mexico S. de R.L de C.V.	BOLIVIA
Tin	Productos Minerales del Norte S.A. de C.V.	BOLIVIA
Tin	SGS	BOLIVIA
Tin	Vinto	BOLIVIA
Tin	Best Metals	BRAZIL
Tin	Ferro Alloys de México, S.A. de C.V.	BRAZIL
Tin	Funsur	BRAZIL

Tin	INBRA IND E COM DE METAIS LTDA	BRAZIL
Tin	Industria Brasileira de Ferro Ligas Ltda	BRAZIL
Tin	Taboca/Paranapanema	BRAZIL
Tin	American Iron and Metal	CANADA
Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA
Tin	Anson Solder & Tin Products Made Ltd.	CHINA
Tin	Aoki Laboratories Ltd.	CHINA
Tin	Asahi Solder Technology (Wuxi) Co., Ltd.	CHINA
Tin	Beijing Oriental Guide Welding Materials Co., Ltd.	CHINA
Tin	Chengfeng Metals Co Pte Ltd	CHINA
Tin	Chenzhou Gold Arrow Solder CO.,Ltd	CHINA
Tin	China Hongqiao	CHINA
Tin	China Lai Bin tin smelting co.,ltd	CHINA
Tin	China YunXi mining	CHINA
Tin	DONGGUAN CITY HUAYU METALS MATERIAL CO.,LTD	CHINA
Tin	Dongguan Yuecheng metal materials Co., Ltd.	CHINA
Tin	Electroloy Metal PTE LTD	CHINA
Tin	Gejiu Yunxi Group Corp.	CHINA
Tin	Gold Bell Group	CHINA
Tin	Goodway	CHINA
Tin	Guangxi China Tin Group	CHINA
Tin	Guangxi China Tin Metal Meterials Company	CHINA
Tin	Guangzhou Non-Ferrous Metals Research Institute	CHINA
Tin	Guangzhou Special Copper & Electronics material Co.,LTD	CHINA
Tin	GUANGZHOU TIANSHUO ELECTRONI TECHNOLOGY.CO.LTD	CHINA
Tin	GuanXi China Tin Group Co.,LTD	CHINA
Tin	HeChi Metallurgical Chemical factory	CHINA
Tin	Heraeus Zhaoyuan Precious Metal Materials Co. Ltd.	CHINA
Tin	High-Power Surface Technology	CHINA
Tin	Hong-Qiao Co., Ltd.	CHINA
Tin	Huaxi Guangxi Group	CHINA
Tin	HuaXi Metals Co.,Ltd	CHINA
Tin	Huichang Shun Tin Kam Industries, Ltd.	CHINA
Tin	Jiangmen Huayuan Industry Co. Ltd	CHINA
Tin	Jiangxi Copper Corporation (JCC)	CHINA
Tin	JiangXi JiaWang	CHINA
Tin	Jiangxi Shunda Huichang Kam Tin Co.,LTD	CHINA
Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA
Tin	Kai Union Industry and Trade Co., Ltd	CHINA
Tin	Kewei Tin Co.,ltd	CHINA
Tin	Kunming High-tech Industrial Developing Area	CHINA
Tin	LaiBin China Thin Smelting Co., Ltd.	CHINA

Tin	LAIBIN SMELTERY OF LIUZHOU CHINA TIN GROUP CO.,LTD.	CHINA
Tin	Lian Xing Plating Factory	CHINA
Tin	Lingbao Jinyuan tonghu	CHINA
Tin	Liuzhou China Tin	CHINA
Tin	Ma On Shuguang Smelting Plant	CHINA
Tin	Ming Li Jia smelt Metal Factory	CHINA
Tin	Multiple Xin precision metal electroplating factory	CHINA
Tin	Nancang Metal Material Co.,Ltd	CHINA
Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA
Tin	Ningbo Jintian copper (Group ) Company Limited	CHINA
Tin	PGMA	CHINA
Tin	QianDao Co. ,ltd	CHINA
Tin	Rohm & Hass	CHINA
Tin	seirenngyousya	CHINA
Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA
Tin	ShangHai YueQiang Metal Products Co., LTD	CHINA
Tin	Shao Xing Tian Long Tin Matewrials Co. LTD.	CHINA
Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA
Tin	SHENZHEN CHEMICALS & LIGHT INDUSTRY CO.,LTD.	CHINA
Tin	Shenzhen City Thai Industrial CO., LTD.	CHINA
Tin	Shenzhen keaixin Technology	CHINA
Tin	Shenzhen new jin spring solder products Co., LTD	CHINA
Tin	Shenzhen Yi Cheng Industrial	CHINA
Tin	Snow up to the city of suzhou chemical CO.,LTD.	CHINA
Tin	Suzhou Feixiang Solder Materials Co., Ltd.	CHINA
Tin	Suzhou Jinyi jewelry factory	CHINA
Tin	TIANSHUI LONGBO BUSINESS &TRADE CO.,LTD.	CHINA
Tin	Tim Plating Gejiu	CHINA
Tin	Tin Products Manufacturing Co. Ltd.	CHINA
Tin	Tong Ding Metal Company. Ltd.	CHINA
Tin	Univertical International (Suzhou) Co., Ltd	CHINA
Tin	Vishay Intertechnology	CHINA
Tin	Wind Yunnan Nonferrous Metals Co., Ltd.	CHINA
Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA
Tin	Wuxi Lantronic Electronic Co Ltd	CHINA
Tin	wuxi yunxi	CHINA
Tin	XiHai - Liuzhou China Tin Group Co ltd - list as "China Tin"	CHINA
Tin	xingrui noble metal materialCO.LTD	CHINA
Tin	Yifeng Tin Industry (Chenzhou) Co Ltd	CHINA
Tin	YQ	CHINA
Tin	Yun'an Dian'xi Tin Mine	CHINA

Tin	Yunnan Chengo Electric Smelting Plant	CHINA
Tin	YunNan GeJiu Jin Ye Mineral Co.,Ltd	CHINA
Tin	YunNan Gejiu Yunxin Electrolyze Limited	CHINA
Tin	Yunnan xiangyunfeilong Non-Ferrous Metals Co.Ltd.	CHINA
Tin	Yunnan, China Rare Metal Materials Company	CHINA
Tin	Yun'xin Non-ferrous Electroanalysis Ltd.	CHINA
Tin	Zhangzhou Macro Real Non-Ferrous Metals	CHINA
Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA
Tin	Zhaojin Gold and Silver Refinery Limited	CHINA
Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTINGS FACTORY	CHINA
Tin	ZhongShi	CHINA
Tin	Zuhai Horyison Solder Co.,Ltd.	CHINA
Tin	IPS	FRANCE
Tin	Traxys	FRANCE
Tin	Ampere Polska Sp. z o.o. (trader)	GERMANY
Tin	Balver Zinn	GERMANY
Tin	Dr.-Ing. Max Schloetter GmbH & Co. KG	GERMANY
Tin	Felder GmbH - Löttechnik	GERMANY
Tin	Gebrueder Kemper GMBH	GERMANY
Tin	Grillo-Handel	GERMANY
Tin	Heimerle und Meule	GERMANY
Tin	Heraeus Hanau	GERMANY
Tin	RST	GERMANY
Tin	Sundwigger Messingwerk	GERMANY
Tin	WC Heraeus Hanau	GERMANY
Tin	Westfalenzinn J. Jost KG	GERMANY
Tin	Wieland Werke AG	GERMANY
Tin	Yuntinic Chemical GmbH	GERMANY
Tin	Heraeus Technology Center	HONG KONG
Tin	Bonoka.Beliting INDONESIA	INDONESIA
Tin	CV DS Jaya Abadi (PT Stanindo Inti Perkasa)	INDONESIA
Tin	CV Duta Putra Bangka	INDONESIA
Tin	Indoneisan State Tin Corporation Mentok Smelter	INDONESIA
Tin	Indonesian Tin Ingot	INDONESIA
Tin	Indra Eramulti Logam, IMLI	INDONESIA
Tin	Kihong T&G	INDONESIA
Tin	KOBA	INDONESIA
Tin	Kundur Smelter	INDONESIA
Tin	Mentok Smelter	INDONESIA
Tin	PT Mitra Stania Prima	INDONESIA
Tin	PT Indra Eramulti Logam industri	INDONESIA
Tin	PT.Tanloaug Tinah	INDONESIA
Tin	SELAYANG SOLDER SDN.BHD.	INDONESIA
Tin	Solderindo	INDONESIA

Tin	STANCHEM Sp. j. (trader)	INDONESIA
Tin	TIMAH	INDONESIA
Tin	Timah Indonesian State Tin Corporation	INDONESIA
Tin	Trade Secret	INDONESIA
Tin	Unit Metalurgi PT Timah (Persero ) Tbk	INDONESIA
Tin	Unit Timah Kundur PT Tambang	INDONESIA
Tin	United Smelter	INDONESIA
Tin	ISHIKAWA METAL CO.,LTD.	JAPAN
Tin	Materials Eco-Refining CO.,LTD	JAPAN
Tin	Mitsui Sumitomo Metal Mining Brass & Copper Co.,Ltd	JAPAN
Tin	nihon superior co.,ltd	JAPAN
Tin	NIHON SUPERIOR CO.,LTD	JAPAN
Tin	SOLDER COAT CO.,LTD	JAPAN
Tin	Daewoo International	KOREA
Tin	Alpha Metals Korea Ltd.	KOREA, REPUBLIC OF
Tin	DAE CHANG IND CO LTD	KOREA, REPUBLIC OF
Tin	Dae Kil	KOREA, REPUBLIC OF
Tin	DAECHANG Co. LTD.	KOREA, REPUBLIC OF
Tin	DUKSAN HI-METAL	KOREA, REPUBLIC OF
Tin	Hanbaek nonferrous metals	KOREA, REPUBLIC OF
Tin	HEESUNG MATERIAL LTD	KOREA, REPUBLIC OF
Tin	Heraeus Oriental Hitec Co., Ltd.	KOREA, REPUBLIC OF
Tin	Poongsan	KOREA, REPUBLIC OF
Tin	Posco	KOREA, REPUBLIC OF
Tin	TCC steel	KOREA, REPUBLIC OF
Tin	Butterworth Smelter	MALAYSIA
Tin	Corporation Berhad (MSC)	MALAYSIA
Tin	Electroloy Coroperation Sdn Bhd	MALAYSIA
Tin	Hana-High Metal	MALAYSIA
Tin	Rahman Hydraulic Tin Berhad	MALAYSIA
Tin	REDRING SOLDER (M) SDN BHD	MALAYSIA
Tin	Sinitron, Shenmao Solder (M) Sdn. Bhd.	MALAYSIA
Tin	SMIC SENJU MALAYSIA	MALAYSIA
Tin	Qualitek delta philippines	PHILIPPINES
Tin	CSC Pure Technologies	RUSSIAN FEDERATION

Tin	Heraeus Materials Singapore Pte, Ltd.	SINGAPORE
Tin	Singapore Asahi Chemical & Solder Industries	SINGAPORE
Tin	Singapore LME Tin	SINGAPORE
Tin	SIZER METALS PTE LTD	SINGAPORE
Tin	UNI BROS METAL PTE LTD	SINGAPORE
Tin	IMPAG AG	SWITZERLAND
Tin	Metalor	SWITZERLAND
Tin	First Copper Technology Co., Ltd.	TAIWAN
Tin	JAU JANQ ENTERPRISE CO., LTD.	TAIWAN
Tin	Shen Mao Solder(M)SND.BHD	TAIWAN
Tin	TIMAH in smelting Co. Ltd.	TAIWAN
Tin	UNIFORCE METAL INDUSTRIAL CORP.	TAIWAN
Tin	WELLEY	TAIWAN
Tin	Nihon Genma MFG Co., Ltd.	THAILAND
Tin	Thai Solder Industry Corp.,Ltd.	THAILAND
Tin	Thailand Smelting & Refining Co Ltd	THAILAND
Tin	Untracore Co.,Ltd.	THAILAND
Tin	Britannia Refined Metals Ltd.	UNITED KINGDOM
Tin	Darley Dale Smelter	UNITED KINGDOM
Tin	HL Thorne	UNITED KINGDOM
Tin	Keeling & Walker	UNITED KINGDOM
Tin	MCP Mining & Chemical Products Ltd. UK	UNITED KINGDOM
Tin	Allied Metal Company	UNITED STATES
Tin	Arco Alloys	UNITED STATES
Tin	ATI METALWORKING	UNITED STATES
Tin	Atlantic Metals	UNITED STATES
Tin	Colonial Metals Co	UNITED STATES
Tin	Cookson	UNITED STATES
Tin	CUSTOM ALLOY LIGHT METALS INC	UNITED STATES
Tin	Eastern Alloys	UNITED STATES
Tin	Grant Manufacturing and Alloying	UNITED STATES
Tin	IMC-MetalsAmerica, LLC	UNITED STATES

Tin	Imperial Zinc	UNITED STATES
Tin	International Wire Group, Inc	UNITED STATES
Tin	Magnesium Elekton Inc.	UNITED STATES
Tin	MCP Metal Specialist Inc.	UNITED STATES
Tin	Met-AL	UNITED STATES
Tin	Metropolitan Alloys Corp	UNITED STATES
Tin	Midland Industries	UNITED STATES
Tin	Millard Wire	UNITED STATES
Tin	North Star BlueScope Steel, LLC	UNITED STATES
Tin	Palm International	UNITED STATES
Tin	Ritchey Metals	UNITED STATES
Tin	Samtec	UNITED STATES
Tin	Severstal Columbus	UNITED STATES
Tin	Severstal Dearborn	UNITED STATES
Tin	Spectro Alloys	UNITED STATES
Tin	Steel Dynamics	UNITED STATES
Tin	The Miller Company	UNITED STATES
Tin	Trialco	UNITED STATES
Tin	Yutinic Reousrces	UNITED STATES
Tin	VQB MINERAL AND TRADING GROUP JOINT STOCK COMPANY	VIET NAM
Tungsten	Beijing Zenith Materials	CHINA
Tungsten	Buffalo Tungsten	CHINA
Tungsten	ChangChun up-optech	CHINA
Tungsten	Chengdu Hongbo Industrial co,Ltd	CHINA
Tungsten	Ganzhou Hongfei Tungsten & Molybdenum Materials Co., Ltd.	CHINA
Tungsten	Ganzhou Sinda W & MO Co., Ltd.	CHINA

Tungsten	Sincemat Co, Ltd	CHINA
Tungsten	Sumitomo Metal Mining Co., Ltd.	CHINA
Tungsten	Xiamen Golden Egret Special Alloy (HC) Co. Ltd.	CHINA
Tungsten	XINYE DINGTAI electronic&accuracy technology company limited.	CHINA
Tungsten	Hitachi Ltd.	JAPAN
Tungsten	Jada Electronic Limited (JX Nippon Mining & Metal)	JAPAN
Tungsten	JX Nippon Mining & Metals Co., Ltd.	JAPAN
Tungsten	Kanto Denka Kogyo Co., Ltd.	JAPAN
Tungsten	KYORITSU GOKIN CO., LTD.	JAPAN
Tungsten	Mitsubishi Materials Corporation	JAPAN
Tungsten	Tosoh	JAPAN
Tungsten	ULVAC, Inc.	JAPAN
Tungsten	Sandvik Material Technology	SWEDEN
Tungsten	Altlantic Metals	UNITED STATES
Tungsten	CWB Materials	UNITED STATES
Tungsten	IES Technical Sales	UNITED STATES
Tungsten	Meterion Advanced Materials Thin Film Products	UNITED STATES
Tungsten	Midwest Tungsten Wire Co.	UNITED STATES
Tungsten	Sumitomo Electric, USA (A.L.M.T.)	UNITED STATES
Tungsten	Sylham	UNITED STATES
Tungsten	Triumph Northwest	UNITED STATES
Tungsten	Wort Wayne Wire Die	UNITED STATES
Tungsten	Williams Brewster	USA
Tungsten	Pobedit JSC	RUSSIAN FEDERATION
Tungsten	A.L.M.T. Corp.	JAPAN
Tungsten	Air Products	UNITED STATES
Tungsten	ATI Tungsten Materials	UNITED STATES
Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	CHINA
Tungsten	Chongyi Zhangyuan Tungsten Co Ltd	CHINA
Tungsten	Dayu Weiliang Tungsten Co., Ltd.	CHINA
Tungsten	Fujian Jinxin Tungsten Co., Ltd.	CHINA
Tungsten	Global Tungsten & Powders Corp	UNITED STATES
Tungsten	H.C. Starck Group	GERMANY

Tungsten	Hitachi Metals, Ltd.	JAPAN
Tungsten	Hunan Chenzhou Mining Group Co	CHINA
Tungsten	Hunan Chun-Chang Nonferrous Smelting & Concentrating Co., Ltd.	CHINA
Tungsten	Japan New Metals Co Ltd	JAPAN
Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	CHINA
Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	CHINA
Tungsten	Kennametal Fallon	UNITED STATES
Tungsten	Materion	UNITED STATES
Tungsten	Nanchang Cemented Carbide Limited Liability Company	CHINA
Tungsten	Ninghua Xingluokeng Tungsten Mine Co., Ltd.	CHINA
Tungsten	North American Tungsten Corporation Ltd.	CANADA
Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	VIET NAM
Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd	VIET NAM
Tungsten	Wolfram Bergbau und Hütten AG	AUSTRIA
Tungsten	Wolfram Company CJSC	RUSSIAN FEDERATION
Tungsten	Golden Egret Special Allloy Coop.	CHINA
Tungsten	Xiamen Tungsten Co Ltd	CHINA
Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	CHINA
Tungsten	Zhuzhou Cemented Carbide Group Co Ltd	CHINA
Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	CHINA
Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA
Tungsten	Jiangxi Tungsten Industry Group Co Ltd	CHINA
Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	CHINA
Tungsten	Malipo Haiyu Tungsten Co., Ltd.	CHINA
Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	CHINA
Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	CHINA
Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	CHINA
Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	CHINA
Tungsten	H.C. Starck GmbH	GERMANY
Tungsten	H.C. Starck Smelting GmbH & Co.KG	GERMANY
Tungsten	Nui Phao H.C. Starck Tungsten Chemicals Manufacturing LLC	VIET NAM
Tungsten	Chaozhou Xianglu Tungsten Industry Co Ltd	CHINA
Tungsten	China Minmetals Corp.	CHINA
Tungsten	China National Non-Ferrous	CHINA
Tungsten	Ganzhou Grand Sea W and Mo Company	CHINA
Tungsten	Jiangxi Rare Earth & Rare Metals Tungsten Group Imp.& Exp. Co. Ltd.	CHINA

Tungsten	Sichuan Metals & Materials Imp & Exp Co	CHINA
Tungsten	Xiamen Honglu Tungsten Molybdenum Industry Co.,Ltd	CHINA
Tungsten	Allied Materials	JAPAN
Tungsten	Sumitomo Metal Mining Co., Ltd.	JAPAN
Tungsten	Wolfram JSC, Russia	RUSSIA
Tungsten	Alldyne Powder Technologies	UNITED STATES
Tungsten	Alta Group	UNITED STATES
Tungsten	Kennametal Firth Sterling	UNITED STATES

Annex II – List of Countries of Origin

Gold	Tantalum	Tin	Tungsten
Australia	China	Canada	Canada
Canada	Germany	China	China
China	Japan	Indonesia	Indonesia
Japan	Thailand	Indonesia/Bangka Island	Russian Federation
Mexico	USA	Malaysia
Russia		Taiwan
South Africa		USA
South America
USA